Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Ricardo Bernardes, in my capacity as the Executive Vice President, Finance and Chief Financial Officer of California Steel Industries, Inc., for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that:

the annual report on Form 10-K for the fiscal year ending December 31, 2007, filed by California Steel Industries, Inc., on March 25, 2008 complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and the information contained in such annual report fairly presents, in all material respects, the financial condition and results of operation of California Steel Industries, Inc.

Dated: March 25, 2008

By:	/s/ RICARDO BERNARDES
Ricardo Bernardes
Executive Vice President, Finance and Chief Financial Officer